UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 11, 2019

INVESTVIEW INC.

(Exact name of registrant as specified in its charter)

Nevada	000-27019	87-0369205
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

12 South 400 West
Salt Lake City, Utah	84101
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:	888-778-5372

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

ITEM 1.01—ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On September 6, 2019, the Company entered into an Employment Agreement with Jayme McWidener that will become effective September 15, 2019, appointing her as Chief Financial Officer of Investview, Inc. The Contract has a term of two years commencing on the effective date and automatically renews for one-year periods for three consecutive years, unless terminated prior to the 90th day following the expiration of the applicable term.

Compensation for the position is $175,000 per year plus expenses. Other consideration is 20,000,000 restricted shares of the Company’s common stock vesting over a two year period with one third vesting upon issuance and one third vesting on each of the next two anniversaries.

ITEM 3.02—UNREGISTERED SALES OF EQUITY SECURITIES

See Item 1.01 above. These securities were issued as executive compensation in reliance on the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended, for transactions not involving any public offering. No advertising or general solicitation was employed in offering the securities to Ms. McWidener. No underwriter participated in the offer and sale of these securities, and no commission or other remuneration was paid or given directly or indirectly in connection therewith.

ITEM 5.02—DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On September 11, 2019 William Kosoff, the current Acting Chief Financial Officer, resigned as Chief Financial Officer effective September 15 2019. He will remain with the Company as the Corporate Secretary.

Effective September 15, 2019, Jayme Lin McWidener, 40, has been appointed as the Chief Financial Officer of Investview, Inc. reporting to the Chief Executive Officer

Ms. McWidener earned her bachelor’s degree and Masters of Business Administration from Drake University and became an auditor for Cahaba GBA in 2001 before joining HJ & Associates, LLC (“HJ”) in January 2004 as an audit staff member. She obtained her CPA license in 2007 and worked at HJ focusing on auditing SEC reporting companies, eventually being promoted to an audit senior and audit manager before she became a partner at HJ in January 2014. Ms. McWidener spent just over 2 years as a partner with HJ and with its successor, Haynie & Company. In April of 2016 she established Mac Accounting Group, LLP, specializing in PCAOB audits for SEC reporting companies and AICPA audits for private companies in a variety of industries.

ITEM 9.01—FINANCIAL STATEMENTS AND EXHIBITS

The following are filed as exhibits to this report:

Exhibit Number*	Title of Document	Location
Item 10	Miscellaneous
10.51	Employment Agreement between Investview, Inc. and Jayme McWidener, effective as of September 15, 2019	Attached

All exhibits are numbered with the number preceding the decimal indicating the applicable SEC reference number in Item 601 and the number following the decimal indicating the sequence of the particular document. Omitted numbers in the sequence refer to documents previously filed as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESTVIEW, INC.

Dated: September 12, 2019	By:	/s/ William C. Kosoff
William Kosoff
Acting Chief Financial Officer